                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 2, 1999
------------------------------------------------------------------------------

                              MagneTek, Inc.
------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                 Delaware
------------------------------------------------------------------------------
              (State or other jurisdiction of incorporation)

        1-10233                                         95-3917584
------------------------                  ------------------------------------
(Commission File number)                  (I.R.S. Employer Identification No.)

26 Century Boulevard             Nashville, Tennessee                    37214
------------------------------------------------------------------------------
(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code              (615) 316-5100
                                                                --------------

------------------------------------------------------------------------------
        (Former name or former address, if changed since last report)

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.  Acquisition or Disposition of Assets.
         -------------------------------------

         Effective as of August 2, 1999 (the "Closing Date"), MagneTek, Inc., a Delaware corporation (the "Registrant"), together with MagneTek Service (U.K.) Limited, a subsidiary company organized under the laws of the United Kingdom ("MagneTek UK"), sold the assets, properties and interests of its motors business (the "Business") to A.O. Smith Corporation, a Delaware corporation (the "Buyer"). The Business, conducted domestically and internationally, develops, manufactures, sells and distributes fractional, integral and DC electric motors. In accordance with the Asset Purchase Agreement dated as of June 28, 1999 by and among the Buyer, MagneTek UK and the Registrant (the "Agreement"), the Buyer paid to the Registrant $253 million in cash and also assumed certain liabilities. The purchase price paid by the Buyer for the Business was the result of arms-length negotiations between the Registrant and the Buyer. The Agreement provides that the purchase price is subject to certain adjustments. The description of the foregoing transaction is qualified by reference to the Agreement, filed as an Exhibit hereto.

         Prior to the Agreement, no material relationship existed between the Buyer and the Registrant or any of its affiliates, any director or officer of the Registrant, or any associate of any such director or officer.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         -------------------------------------------------------------------

         c.       Exhibits

         99.1     August 2, 1999 Press Release of MagneTek, Inc.

         99.2 Asset Purchase Agreement dated as of June 28, 1999 by and among the Registrant, MagneTek UK and the Buyer.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

Date:    August 11, 1999

                              MagneTek, Inc.

                              By: /S/ SAMUEL A. MILEY
                                  ---------------------------------------------
                                  Samuel A. Miley, Esq.
                                  Vice President, General Counsel and Secretary

                                       3